Exhibit 10.11

Voting Proxy Agreement

Voting Proxy Agreement

This Voting Proxy Agreement (this “Agreement”) is made on August 31, 2012 in the People’s Republic of China (the “PRC”) by and among:

Party A: Sun Wenjun, a PRC citizen, whose ID Card No. is ***;

Chen Xuefeng, a PRC citizen, whose ID Card No. is ***;

Party B: Shanghai Yueyee Network Information Technology Co., Ltd., a limited liability company incorporated in Shanghai, the PRC, having its domicile at Rooms 1202-3, Building 2, No.335 Guoding Road, Yangpu District, Shanghai; and

Party C: Shanghai Aihui Trading Co., Ltd., a wholly foreign-owned enterprise duly incorporated and validly existing under the laws of the PRC, having its domicile at Room 224, Building 1, No.2011 Wusi Road, Fengxian District, Shanghai.

The above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS:

1.	Sun Wenjun and Chen Xuefeng are the only two shareholders of Party B, holding in aggregate 100% of Party B’s equity interests;

2.	Party B is a wholly foreign-owned company duly incorporated and validly existing in the PRC;

3.

Party A, Party B and Party C propose to jointly or severally enter into the Exclusive Technology Consulting and Management Service Agreement, the Option Purchase Agreement, the Business Operation Agreement, the Share Pledge Contract and this Agreement (collectively “Cooperation Agreements”); and

4.

Party A (the “Principal”) proposes, in accordance with this Agreement, to appoint and authorize the Agent (as defined in Article 1.1) to exercise the rights enjoyed by it as Party B’s shareholder, including voting rights.

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NOW THEREFORE, the Parties hereby agree as follows:

Article 1 Shareholder Rights

1.1

By signing the Irrevocable Power of Attorney attached hereto as Appendix 1 contemporaneously with the execution of this Agreement, the Principal hereby appoints and authorizes Party C or its designated person (collectively the “Attorney-in Fact”) to exercise the following rights enjoyed by it as Party B’s shareholder (collectively the “Shareholder Rights”):

(1)	to propose, convene and attend shareholders’ meetings;

(2)	to exercise shareholders’ voting rights, including, but not limited to, making decision on the sale or transfer of part or all of the Principal’s equity interests;

(3)	to designate or elect the legal representative, directors, general manager and other senior management; and

(4)	to sign resolutions and other documents related to the exercise of the above rights.

1.2	The Principal hereby acknowledges that it will bear all legal consequences arising from the Attorney-in-Fact’s exercise of the Shareholder Rights.

1.3	The Principal hereby acknowledges that the Attorney-in-Fact’s exercise of the Shareholder Rights does not require its prior written consent.

1.4

The Principal shall provide the Attorney-in-Fact with adequate assistance in exercising the Shareholder Rights, including the right to promptly sign resolutions of shareholders’ meetings or other relevant legal instruments when necessary (for instance, when such legal instruments are required to be submitted for approval of or registration or filing with competent government authority). The Principal’s covenant under this Article 1.4 will not limit its authorization granted to the Attorney-in-Fact with respect to the Shareholder Rights.

Article 2 Information Right

The Attorney-in-Fact shall have the right to access Party B’s operations, clients, financial affairs, employees and other related information and to inspect Party B’s relevant materials for the purposes of exercising the Shareholder Rights. Such information right shall include at least the entitlement of Party B’s shareholder to inspect Party B’s information. Party B shall provide adequate convenience for such inspection.

Article 3 Appointment and Authorization of the Attorney-in-Fact

3.1

Party C may at its own discretion appoint a person as the Attorney-in-Fact under the Irrevocable Power of Attorney. If multiple Attorneys-in-Fact are appointed, Party C may at its own discretion decide whether such Attorneys-in-Fact may individually act or must collectively act on behalf of the Principal.

3.2

Upon Party C’s written notice to the Principal of termination of the authorization and appointment of an Attorney-in-Fact under a certain Irrevocable Power of Attorney, the Principal shall immediately withdraw such appointment and authorization, and authorize and appoint any other person nominated by Party C by entering into a new power of attorney in the same form and substance as the Irrevocable Power of Attorney.

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Article 4 Exemption

The Parties agree that neither Party C nor its designated person shall be liable for compensation in any form to any other Party hereto or any third party by reason of its exercise of the Shareholder Rights.

Article 5 Representations and Warranties of the Principal

5.1	The Principal, whether individual or entity, has full capacity for civil conduct.

5.2	The Principal lawfully holds 100% of Party B’s equity interests.

5.3	The Principal has the right to execute and perform this Agreement and has obtained all necessary and appropriate approvals and authorizations.

5.4

The execution and performance of this Agreement by the Principal do not constitute a violation of any laws and regulations or government approvals, authorizations, notices or other government documents that are binding upon or affect it, or of any contract signed by the Principal with any third party or any covenant issued by the Principal to any third party.

5.5	Upon execution by the Principal, this Agreement constitutes the legal and valid obligation of the Principal, and is enforceable against it.

5.6

Unless otherwise provided in this Agreement or the Share Pledge Agreement signed by the Parties, the Principal has not: (i) mortgaged, pledged or otherwise secured Party B’s equity interests held by it; (ii) made any restrictive agreement with any third party with respect to Party B’s equity interests, or offered to transfer such equity interests to any third party; (iii) made any covenant as to any third party’s offer to purchase such equity interests; or (iv) entered into any contract with any third party with respect to the transfer of Party B’s equity interests held by it.

5.7

The Principal will strictly comply with the provisions of the Cooperation Agreements, proactively perform its duties as per the said agreements, and prevent the occurrence of any act or omission that affects the validity and enforceability of the Cooperation Agreements (including this Agreement).

5.8

The Principal warrants that breach of any other Cooperation Agreement by the Principal or Party B (if any) will not have any adverse effect on the Attorney-in-Fact’s exercise of the Shareholder Rights.

Article 6 Party B’s Representations and Warranties

6.1	Party B is a limited liability company duly incorporated and validly existing under the laws of the PRC.

6.2	Party B has obtained all such approvals and authorizations as necessary and appropriate to execute and perform this Agreement.

6.3	The Principal is the legitimate shareholder of Party B who lawfully holds all the equity interests of Party B.

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6.4

Party B will strictly comply with the provisions of this Agreement and other Cooperation Agreements, proactively perform its duties as per the said agreements, and prevent the occurrence of any act or omission that affects the validity and enforceability of this Agreement and such other Cooperation Agreements.

6.5	Party B warrants that breach of any other Cooperation Agreement by the Principal or Party B (if any) will not have any adverse effect on the Attorney-in-Fact’s exercise of the Shareholder Rights.

Article 7 Governing Law and Dispute Resolution

7.1	The conclusion, validity, interpretation, performance, modification and termination of and resolution of disputes arising from this Agreement shall be governed by the laws of the PRC.

7.2

Any and all disputes arising from the interpretation and performance of this Agreement shall be firstly resolved by the Parties through amicable negotiations. Should the Parties be unable to resolve such dispute through negotiations within thirty (30) days after a Party’s written notice to the other Parties to that effect, then any Party may refer the same to Shanghai Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration proceedings shall be conducted in Shanghai and in Chinese. The arbitral award shall be final and binding upon the Parties.

7.3

Where any dispute arises from the interpretation and performance of this Agreement or is subject to arbitration, the Parties may continue to exercise and shall continue to perform their respective rights and obligations hereunder, other than rights and obligations with regard to matters in dispute.

Article 8 Liabilities for Breach of Contract

8.1

The Principal shall indemnify and hold harmless Party B and its shareholders, directors, employees, affiliates, agents and successors and the Attorney-in-Fact from and against any legal proceedings, damages, expenses, compensations, liabilities, fines and any other losses resulting from:

(1)	the Attorney-in-Fact’s exercise of the Shareholder Rights;

(2)	any representation or warranty made by the Principal or Party B herein that is inaccurate, incomplete or misleading; and

(3)	any breach or non-performance by the Principal or Party B of any provision hereof, including any of its covenants made herein.

8.2

Party C shall also have the right to request the Principal and Party B to cease any infringement in an effort to prevent the Principal and Party B from violating or attempting to violate this Agreement, and/or to request specific performance hereof by the Principal and Party B.

8.3	Notwithstanding any other provision hereof, this Article 9 shall survive the termination or suspension of this Agreement.

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Article 9 Effectiveness and Term

This Agreement shall take immediate effect and be performed as of the execution date hereof. Unless otherwise earlier terminated by the Attorney-in-Fact, this Agreement shall continue in force during the lifetime of Party B. In no event shall the Principal and Party B have the right to request early termination of this Agreement.

Article 10 Confidentiality

10.1

The Parties acknowledge and confirm that this Agreement, and the content hereof, and any oral or written information exchanged among the Parties in connection with the preparation or performance hereof are confidential. The Parties shall keep all such information confidential, and without the prior written consent of the other Party, may not disclose any confidential information to a third party except for: (a) any information that is already known or will be known to the public for reasons other than unauthorized disclosure by the Party receiving such information; (b) any information required to be disclosed by applicable laws and regulations, stock exchange rules or the order of competent government authority or court; or (c) any information required to be disclosed by either Party to its shareholders, investors, or legal or financial consultant in connection with the transaction hereunder, provided that such shareholders, investors, or legal or financial consultant shall also be subject to confidentiality obligations similar to those provided under this Article 11. Any disclosure of confidential information made by any staff member of or institution engaged by any Party shall be deemed a breach by such Party itself, for which such Party shall be liable in accordance with this Agreement.

10.2	It is agreed that this Article 11 shall remain in force and effect notwithstanding any modification, rescission or termination of this Agreement.

Article 11 Miscellaneous

11.1

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns. Without the prior written consent of the Attorney-in-Fact, the Principal shall not transfer to any third party any of its rights, interests or obligations hereunder.

11.2

The Principal hereby agrees that Party C may transfer to any other third party its rights and obligations hereunder whenever needed; provided only that Party C shall issue a written notice to the Principal at the time of such transfer, which transfer does not require the Principal’s consent.

11.3

This Agreement constitutes the entire agreement reached by the Parties with respect to the subject matter hereof, and supersedes all prior oral or written agreements reached by the Parties with respect thereto.

11.4

Waiver by any Party of a breach of this Agreement by any other Party under certain circumstances shall not be deemed as its waiver of any similar breach by such other Party under any other circumstance.

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11.5

Any amendment or supplement to this Agreement may be made in writing and signed by the Parties. Any amendment and supplemental agreement to this Agreement by the Parties shall form an integral part hereof, and shall have the same legal effect as this Agreement.

11.6

If any one or more provisions hereof are determined to be invalid, illegal or unenforceable in any respect under any applicable laws or regulations, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired. The Parties shall endeavor to replace such invalid, illegal or unenforceable provision with a valid, legal or enforceable provision through good faith negotiations to the maximum extent permitted by law and anticipated by the Parties, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

11.7	This Agreement is written in Chinese and executed in three (3) originals, with each Party holding one (1) original and each original having the same legal effect.

11.8	The appendix to this Agreement shall form an integral part hereof, and shall have the same legal effect as this Agreement.

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Signature Page to the Voting Proxy Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement with immediate effect as of the date first written above.

Party A (Principal):

Sun Wenjun	By:	/s/ Sun Wenjun

Chen Xuefeng	By:	/s/ Chen Xuefeng

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Signature Page to the Voting Proxy Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement with immediate effect as of the date first written above.

Party B:

Shanghai Yueyee Network Information Technology Co., Ltd. (Seal)

/s/ Shanghai Yueyee Network Information Technology Co., Ltd.

Authorized Representative: Sun Wenjun

By:	/s/ Sun Wenjun

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Signature Page to the Voting Proxy Agreement

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Agreement with immediate effect as of the date first written above.

Party C (Attorney-in-Fact):

Shanghai Aihui Trading Co., Ltd. (Seal)

/s/ Shanghai Aihui Trading Co., Ltd.

Authorized Representative: Sun Wenjun

By:	/s/ Sun Wenjun

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Appendix 1: Irrevocable Power of Attorney

Appendix 1:

Irrevocable Power of Attorney

Principal: Sun Wenjun; Chen Xuefeng

Attorney-in-Fact: Shanghai Aihui Trading Co., Ltd.

The Principal hereby authorizes the Attorney-in-Fact to exercise the rights described herein during the term of this power of attorney (this “Power of Attorney”).

Sun Wenjun and Chen Xuefeng (collectively the “Principal”) are the only two shareholders of Shanghai Yueyee Network Information Technology Co., Ltd., and hereby authorize the Attorney-in-Fact to exercise the following rights enjoyed by the Principal as the shareholder of Shanghai Yueyee Network Information Technology Co., Ltd. (the “Shareholder Rights”) subject to applicable PRC laws and the company’s articles of association:

(1)	to propose, convene and attend shareholders’ meetings;

(2)	to exercise shareholders’ voting rights, including, but not limited to, making decision on the sale or transfer of part or all of the Principal’s equity interests;

(3)	to designate or elect the legal representative, directors, general manager and other senior management of Shanghai Yueyee Network Information Technology Co., Ltd.; and

(4)	to sign resolutions and other documents related to the exercise of the above rights.

The Principal hereby acknowledges that:

(1)	the Attorney-in-Fact’s exercise of its Shareholder Rights pursuant to this Power of Attorney does not require its prior written consent;

(2)

the Attorney-in-Fact has the right to access the operations, clients, financial affairs, employees and other related information of Shanghai Yueyee Network Information Technology Co., Ltd. and to inspect the relevant materials of Shanghai Yueyee Network Information Technology Co., Ltd. for the purposes of exercising the Shareholder Rights; and

(3)

it will provide the Attorney-in-Fact with adequate assistance in exercising the Shareholder Rights, including the right to promptly sign resolutions of shareholders’ meetings or other relevant legal instruments when necessary (for instance, when such legal instruments are required to be submitted for approval of or registration or filing with competent government authority), and its covenant under this Article will not limit its authorization granted to the Attorney-in-Fact with respect to the Shareholder Rights.

This Power of Attorney does not involve any monetary payment.

Unless otherwise instructed in writing by Shanghai Yueyee Network Information Technology Co., Ltd., this Power of Attorney shall remain in force and effect during the lifetime of Shanghai Yueyee Network Information Technology Co., Ltd.

Appendix 1: Irrevocable Power of Attorney

This Power of Attorney shall be irrevocable upon being signed by the Principal, unless otherwise instructed in writing by Shanghai Yueyee Network Information Technology Co., Ltd. Upon the written notice of Shanghai Aihui Trading Co., Ltd. to the Principal of termination of such authorization and appointment, the Principal shall immediately withdraw the appointment and authorization of the Attorney-in-Fact, and authorize and appoint any other person nominated by Shanghai Aihui Trading Co., Ltd. by entering into a new power of attorney in the same form and substance as this Power of Attorney.

This Power of Attorney shall be signed by the Principal on the effective date of the Voting Proxy Agreement, and shall become effective as of the date when it is signed by the Principal.

This Power of Attorney is executed in two (2) originals, with each Party holding one (1) original, and each copy having the same legal effect.

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Signature Page to the Irrevocable Power of Attorney

(This is a signature page to the Irrevocable Power of Attorney)

Principal:

Sun Wenjun	By:	/s/ Sun Wenjun	Chen Xuefeng	By:	/s/ Chen Xuefeng

(This is a signature page to the Irrevocable Power of Attorney)

Attorney-in-Fact: Shanghai Aihui Trading Co., Ltd. (Seal)

/s/ Shanghai Aihui Trading Co., Ltd.

Authorized Representative: Sun Wenjun

By:	/s/ Sun Wenjun